Filed pursuant to Rule 497(e)
File Nos. 33-36528 and 811-6161

ALLIANZ FUNDS

Supplement dated January 9, 2014 to the

Statutory Prospectuses for Administrative Class, Institutional Class, Class A, Class B, Class C, Class D, Class P

and Class R shares of all series of Allianz Funds except for AllianzGI Money Market Fund

Dated August 28, 2013 (as revised December 19, 2013)

Disclosure Relating to AllianzGI Mid-Cap Fund

Within the Fund Summary relating to AllianzGI Mid-Cap Fund (the “Fund”), the subsection entitled “Management of the Fund — Portfolio Managers” is hereby restated in its entirety as follows:

Louise M. Laufersweiler, CFA, lead portfolio manager, director and CIO for Mid-Cap Equities, has managed the Fund since 2005.*

Steven Klopukh, CFA, senior portfolio manager and director, has managed the Fund since 2005.*

Tim McCarthy, CFA, portfolio manager and vice president, has managed the Fund since 2014.

* Effective as of the close of business on March 31, 2014, Ms. Laufersweiler will no longer serve as a portfolio manager of the Fund. Effective April 1, 2014, Mr. Klopukh will assume the role of lead portfolio manager of the Fund.

The information relating to the Fund contained in the table in the subsection “Management of the Funds — Sub-Advisers — AllianzGI U.S.” in the Prospectus is hereby deleted and replaced with the following:

Allianz Fund	Portfolio Managers	Since	Recent Professional Experience
AllianzGI Mid-Cap Fund	Louise M. Laufersweiler, CFA (Lead)*	2005	Ms. Laufersweiler, CFA, is a senior portfolio manager, a director and CIO Mid-Cap Equities with Allianz Global Investors, which she joined in 1982. Ms. Laufersweiler has 34 years of investment-industry experience. She began her investment career at Hambrecht and Quist in San Francisco, where she followed health-care service and medical-technology companies. Ms. Laufersweiler has a B.A. from Chatham University in Pittsburgh, Pennsylvania, where she graduated phi beta kappa, and an M.A. from Northwestern University.

Steven Klopukh, CFA*	2005	Mr. Klopukh, CFA, is a senior portfolio manager and director with Allianz Global Investors, which he joined in 2002. He co-manages US mid-cap growth and core equity portfolios. Mr. Klopukh has 17 years of investment-industry experience and was previously a vice president and fundamental equity analyst at CDC Investment Management Corp. He has a B.S., magna cum laude, from Fairleigh Dickinson University and an M.B.A. with honors from the University of Chicago.

Tim McCarthy, CFA	2014	Mr. McCarthy is a portfolio manager and vice president with Allianz Global Investors, which he joined in 2003. He is a member of the Mid-Cap team and focuses on the financial sector and several industries within industrials, materials and energy. Mr. McCarthy was previously a portfolio manager and analyst on the Small Cap team, and a member of the Quantitative Analytics & Risk Strategy group. Mr. McCarthy has 15 years of investment-industry experience. He was previously a portfolio product specialist at FactSet Research Systems, where he had responsibilities for portfolio construction, risk analysis and performance. Mr. McCarthy has a B.S. in business administration with a concentration in finance from the University of Vermont.

*	Effective as of the close of business on March 31, 2014, Louise M. Laufersweiler will no longer serve as a portfolio manager of the Fund. Effective April 1, 2014, Steven Klopukh will assume the role of lead portfolio manager of the Fund.

Please retain this Supplement for future reference.